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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors of HEI, Inc.:

     We consent to the use of our reports for HEI, Inc. and subsidiaries incorporated herein by reference and to the reference to our firm under the heading "Experts" in this Form S-3.

                                             /s/ KPMG LLP

Minneapolis, Minnesota
April 29, 2003